EXHIBIT 10.3

TD HOLDING CORPORATION

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 22, 2003, among the institutional investors whose names and addresses are listed from time to time on Schedule I hereto (collectively, the “Institutional Investors”), those employees of TransDigm Inc. and certain of its subsidiaries whose names and addresses are listed on Schedule II hereto (the “Management Investors” and together with the Institutional Investors, the “Investors”), and TD Holding Corporation, a Delaware corporation (the “Company”).

R E C I T A L S

WHEREAS, on June 6, 2003, TD Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (“TD Acquisition”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TransDigm Holding Company, a Delaware corporation (“TransDigm Holding”), pursuant to which TD Acquisition shall be merged with and into TransDigm Holding, with TransDigm Holding as the surviving corporation (the “Merger”);

WHEREAS, in connection with the transactions contemplated by the Merger Agreement, each Management Investor has entered into a letter agreement (collectively, the “Roll-Over Agreements”) with Warburg Pincus Private Equity VIII, L.P. (“Warburg Pincus”) pursuant to which each such Management Investor has agreed that certain options (the “Pre-Merger Options”) to purchase shares of common stock, par value $0.01 per share, of TransDigm Holding owned by such Management Investor prior to the Effective Time (as such term is defined in the Merger Agreement) shall not be cancelled in connection with the Merger but rather, at the Effective Time, such Management Investor’s Pre-Merger Options shall be converted partially into a fully vested option to purchase shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”; the fully vested options to purchase shares of Common Stock to be granted to each of the Management Investors pursuant to the terms of the Roll-Over Agreements are hereinafter collectively referred to as the “Roll-Over Options”);

WHEREAS, in connection with the transactions contemplated by the Merger Agreement, the Institutional Investors have entered into a Subscription and Note Purchase Agreement (the “Subscription Agreement”) with the Company pursuant to which the Company has agreed to sell and each Institutional Investor has agreed to purchase from the Company, among other things, the number of shares of Common Stock set forth opposite the name of such Institutional Investor on Schedule I thereto;

WHEREAS, the Company has agreed, as a condition precedent to the Investors’ obligations under the Roll-Over Agreements or the Subscription Agreement, as the case may be, to grant the Investors certain registration rights; and

WHEREAS, the Company and the Investors desire to define the registration rights of the Investors on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

SECTION 1.  DEFINITIONS.

As used in this Agreement, the following terms have the respective meaning set forth below:

Commission:  shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

Exchange Act:  shall mean the Securities Exchange Act of 1934, as amended;

Holder:  shall mean any holder of Registrable Securities;

Initial Public Offering:  shall mean the initial public offering of shares of Common Stock pursuant to a registration under the Securities Act;

Person:  shall mean an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

Register, Registered and Registration:  shall mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

Registrable Securities:  shall mean (A) the shares of Common Stock acquired by the Institutional Investors pursuant to the terms of the Subscription Agreement, (B) any additional shares of Common Stock acquired by the Institutional Investors after the date hereof, (C) the shares of Common Stock issuable to the Management Investors upon exercise of the Roll-Over Options and (D) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clauses (A), (B) or (C) above;

Registration Expenses:  shall mean all expenses incurred by the Company in compliance with Section 2(a), (b) and (c) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, all of the reasonable fees and expenses of one counsel for all of the Holders, blue sky fees and expenses and any expenses associated with any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

Securities Act:  shall mean the Securities Act of 1933, as amended; and

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Selling Expenses:  shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders other than the reasonable fees and expenses of one counsel for all of the Holders.

SECTION 2.  REGISTRATION RIGHTS.

(a)                                         Requested Registration.

(i)                                           Request for Registration.  If the Company shall receive from Warburg Pincus, at any time, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

(1)                                       promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

(2)                                       as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within ten (10) business days after written notice from the Company is given under Section 2(a)(i)(1) above; provided that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2(a):

(A)                                     In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

(B)                                     After the Company has effected two (2) such registrations pursuant to this Section 2(a) and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed;

(C)                                     If the Registrable Securities requested by all Holders to be registered pursuant to such request do not have an anticipated aggregate public offering price (before deduction of Selling Expenses) of at least $15,000,000 (or $25,000,000 if such requested registration is the Initial Public Offering); or

(D)                                    During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a

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registration of securities in a Rule 145 transaction, with respect to an employee benefit plan or with respect to the Company’s first registered public offering of its stock), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; provided, however, that the Company may only delay an offering pursuant to this Section 2(a)(i)(2)(D) for a period of not more than sixty (60) days, if a filing of any other registration statement is not made within that period and the Company may only exercise this right once in any twelve (12) month period.

The registration statement filed pursuant to the request of Warburg Pincus may, subject to the provisions of Section 2(a)(ii) below, include other securities of the Company which are held by Persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration (“Other Stockholders”).  In the event any Holder requests a registration pursuant to this Section 2(a) in connection with a distribution of Registrable Securities to its partners, the registration shall provide for the resale by such partners, if requested by such Holder.

The registration rights set forth in this Section 2 may be assigned, in whole or in part, to any transferee of Registrable Securities (who shall be bound by all obligations of this Agreement).

(ii)                                      Underwriting.  If Warburg Pincus intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section 2(a).  If Other Stockholders request inclusion in any such registration, the Holders shall offer to include the securities of such Other Stockholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2.  The Holders whose shares of Common Stock are to be included in such registration and the Company shall (together with all Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by Warburg Pincus and reasonably acceptable to the Company.  Notwithstanding any other provision of this Section 2(a), if the representative advises the Holders in writing that marketing factors require a limitation on the number of shares of Common Stock to be underwritten, the securities of the Company held by Other Stockholders shall be excluded from such registration to the extent so required by such limitation.  If, after the exclusion of such shares, further reductions are still required, the number of shares included in the registration by each Holder shall be reduced on a pro rata basis (based on the number of shares requested to be registered by such Holder), by such minimum number of shares as is necessary to comply with such request.  No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  If any Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company, the underwriter and Warburg Pincus.  The securities so withdrawn shall also be withdrawn from registration.  If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company and officers

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and directors of the Company (to the extent such persons are not otherwise Holders) may include its or their securities for its or their own account in such registration if the representative so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

(b)                                        Company Registration.

(i)                                           If the Company shall determine to register any of its equity securities either for its own account or for the account of Warburg Pincus, any Holder or any Other Stockholder, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

(1)                                       promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

(2)                                       include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders within fifteen (15) days after receipt of the written notice from the Company described in clause (1) above, except as set forth in Section 2(b)(ii) below.  Such written request may specify all or a part of the Holders’ Registrable Securities.  In the event any Holder requests inclusion in a registration pursuant to this Section 2(b) in connection with a distribution of Registrable Securities to its partners, the registration shall provide for the resale by such partners, if requested by such Holder.

(ii)                                      Underwriting.  If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2(b)(i)(1).  In such event, the right of each of the Holders to include its Registrable Securities in such registration pursuant to this Section 2(b) shall be conditioned upon such Holders’ participation in such underwriting and the inclusion of such Holders’ Registrable Securities in the underwriting to the extent provided herein.  The Holders whose Registrable Securities are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company.  Notwithstanding any other provision of this Section 2(b), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, and (x) if such registration is the Initial Public Offering, the representative may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto, and (y) if such registration is other than the Initial Public

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Offering, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting to not less than twenty five percent (25%) of the shares included therein (based on the number of shares).  The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner:  The securities of the Company held by officers, directors and Other Stockholders of the Company (other than Registrable Securities and other than securities held by holders who by contractual right demanded such registration (“Demanding Holders”)) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each of the Holders and Demanding Holders shall be reduced, on a pro rata basis (based on the number of shares held by such Holder or Demanding Holder), by such minimum number of shares as is necessary to comply with such limitation.  If any of the Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he or it may elect to withdraw therefrom by written notice to the Company and the underwriter.  Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c)                                        Form S-3.  Following the Initial Public Offering, the Company shall use its best efforts to qualify for registration on Form S-3 for secondary sales.  After the Company has qualified for the use of Form S-3, Warburg Pincus shall have the right to request three (3) registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by Warburg Pincus), provided, that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2(c):

(i)                                           Unless Warburg Pincus and the other Holders who join in such registration pursuant to the terms hereof propose to dispose of shares of Registrable Securities having an aggregate price to the public (before deduction of Selling Expenses) of more than $10,000,000;

(ii)                                      Within 180 days of the effective date of the most recent registration pursuant to this Section 2(c) in which securities held by Warburg Pincus could have been included for sale or distribution;

(iii)                                 In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder; or

(iv)                                    During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145

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transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; provided, however, that the Company may only delay an offering pursuant to this Section 2(c)(iv) for a period of not more than sixty (60) days, if a filing of any other registration statement is not made within that period and the Company may only exercise this right once in any twelve (12) month period.

The Company shall give written notice to all Holders of the receipt of a request for registration pursuant to this Section 2(c) and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of Section 2(a)(ii) shall apply to all participants in such offering.  Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.  In the event any Holder requests a registration pursuant to this Section 2(c) in connection with a distribution of Registrable Securities to its partners, the registration shall provide for the resale by such partners, if requested by such Holder.

(d)                                        Expenses of Registration.  All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

(e)                                        Registration Procedures.  In the case of each registration effected by the Company pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof.  At its expense, the Company will:

(i)                                           keep such registration effective for a period of one hundred twenty (120) days or until the Holders (or in the case of a distribution to the partners of such Holder, such partners), as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (A) such 120-day period shall be extended for a period of time equal to the period during which the Holders or partners, as applicable, refrain from selling any securities included in such registration in accordance with provisions in Section 2(i) hereof; and (B) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further, that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 12 or 15(d) of the Exchange Act in the registration statement;

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(ii)                                      furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request;

(iii)                                 notify each Holder of Registrable Securities covered by such registration at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

(iv)                                    furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (1) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters, if any, and to the Holders participating in such registration and (2) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders participating in such registration.

(f)                                          Indemnification.

(i)                                           The Company will indemnify each of the Holders, as applicable, each of its officers, directors, partners and members, and each Person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 2 in which such Holder includes Registrable Securities, and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors, partners and members, and each Person controlling each of the Holders, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue

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statement or omission (or alleged untrue statement or omission) based upon written information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein.

(ii)                                      Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company’s securities covered by such a registration statement, each Person who controls the Company or such underwriter, each other Holder and each Other Stockholder and each of their respective officers, directors, partners and members, and each Person controlling such other Holder or Other Stockholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company, the underwriters and such other Holders and Other Stockholders and their respective directors, officers, members, partners, Persons, or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold in such registration as contemplated herein.

(iii)                                 Each party entitled to indemnification under this Section 2(f) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld, delayed or conditioned) and the Indemnified Party may participate in such defense at such party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially and adversely prejudiced thereby.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability

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in respect to such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(iv)                                    If the indemnification provided for in this Section 2(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions (or alleged statements or omissions) which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(v)                                         Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

(vi)                                    The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage arising out of a statement made in or omitted from a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the “Final Prospectus”), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

(g)                                        Information by the Holders.

(i)                                           Each of the Holders holding securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

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(ii)                                      In the event that, either immediately prior to or subsequent to the effectiveness of any registration statement, any Holder shall distribute Registrable Securities to its partners, such Holder shall so advise the Company and provide such information as shall be necessary to permit an amendment to such registration statement to provide information with respect to such partners, as selling securityholders.  Promptly following receipt of such information, the Company shall file an appropriate amendment to such registration statement reflecting the information so provided.  Any incremental expense to the Company resulting from such amendment shall be borne by such Holder.

(h)                                        Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

(i)                                           make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act (“Rule 144”), at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(ii)                                      use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(iii)                                 so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

(i)                                           “Market Stand-off” Agreement.  Each of the Holders agrees, if requested by the Company or an underwriter of equity securities of the Company, not to sell or otherwise transfer or dispose of any Registrable Securities held by such Holder, unless such shares are sold, transferred or otherwise disposed of pursuant to a registered offering, during the twelve (12) month period immediately following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

(i)                                           such agreement only applies to the Initial Public Offering;

(ii)                                      all executive officers and directors of the Company and all stockholders who own in excess of two percent (2%) of the Common Stock on a fully diluted basis enter into similar agreements; and

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(iii)                                 the Company shall not be permitted to waive the terms of this Section 2(i) with respect to any Holder unless the Company shall have waived the terms of this Section 2(i) with respect to each other Holder.

If requested by the underwriters, the Holders shall execute a separate agreement to the foregoing effect.  The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said twelve (12) month period.  The provisions of this Section 2(i) shall be binding upon any transferee who acquires Registrable Securities.

(j)                                           Termination.  The registration rights set forth in this Section 2 shall not be available to any Holder if, (i) in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any 90-day period pursuant to Rule 144 (without giving effect to the provisions of Rule 144(k)) or (ii) all of the Registrable Securities held by such Holder have been sold in a registration pursuant to the Securities Act or pursuant to Rule 144.

SECTION 3.  MISCELLANEOUS.

(a)                                         Directly or Indirectly.  Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

(b)                                        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to conflict of law principles.

(c)                                        Section Headings.  The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

(d)                                        Notices.

(i)                                           All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (1) delivered personally, (2) mailed, certified or registered mail with postage prepaid, (3) sent by next-day or overnight mail or delivery or (4) sent by telecopy (including facsimile) or telegram, as follows:

(1)                                       if to the Company, to c/o Warburg Pincus LLC, 466 Lexington Avenue, New York, NY 10017, Attention: Kewsong Lee and David Barr (facsimile: (212) 878-9100), or at such other address or facsimile number as it may have furnished in writing to the Holders in accordance with the terms hereof, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, Attention: Steven J. Gartner, Esq. (facsimile: (212) 728-9222); and

(2)                                       if to the Holders, at the address or facsimile number listed on Schedule I hereto, or at such other address or facsimile number as may have been furnished the Company in writing in accordance with the terms hereof.

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(ii)                                      Any notice so addressed shall be deemed to be given: if delivered personally or by telecopy (including facsimile) or telegram, on the date of such delivery, if a business day, otherwise on the first business day thereafter; if mailed by certified or registered mail with postage prepaid, on the third business day after the date of such mailing, and if sent by next-day or overnight mail or delivery, on the first business day following the date of such mailing or delivery.

(e)                                        Reproduction of Documents.  This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Company and the Holders by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Holders and the Company may destroy any original document so reproduced.  The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Company or the Holders in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

(f)                                          Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

(g)                                        Entire Agreement; Amendment and Waiver.  This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior understanding among such parties with respect to such subject matter.  Subject to the terms of Section 2(i) hereof, this Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Holders holding a majority of the then outstanding Registrable Securities; provided, however, that if any amendment or waiver would materially and adversely affect the rights or duties of one or more Holders (the “Adversely Affected Holders”), in a way that is materially different from its effect on such rights or duties of the other Holders, such amendment or waiver shall not be effective as to any Adversely Affected Holder unless consented to in writing by those Adversely Affected Holders who hold a majority of the Registrable Securities held by all such Adversely Affected Holders as of the date of such determination.

(h)                                        Severability.  In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

(i)                                           Counterparts.  This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

13

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

TD HOLDING CORPORATION

		By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:	Warburg Pincus & Co., its General Partner

By:	/s/ David Barr
Name: David Barr
Title: Partner

TD CO-INVESTORS, LLC

By:	Warburg Pincus Private Equity VIII, L.P., its Managing Member

By:	Warburg Pincus & Co., its General Partner

By:	/s/ David Barr
Name: David Barr
Title: Partner

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

TD HOLDING CORPORATION

			By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

SSB CAPITAL PARTNERS (MASTER FUND) I, LP

By:	SSBPIF GP CORP., its General Partner

By:	/s/ John R. Barber
	Name:	John R. Barber
	Title:	Co-President

CGI PRIVATE EQUITY L.P., LLC

By:	/s/ John R. Barber
	Name:	John R. Barber
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

TD HOLDING CORPORATION

		By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

A.S.F. CO-INVESTMENT PARTNERS II, L.P.

By:	PAF 1/03, LLC, as General Partner

By:	Old Kings II, LLC, as Managing Member

By:	/s/ Paul R. Crotty
Name:	Paul R. Crotty
Title:	Authorized Member

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

TD HOLDING CORPORATION

		By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

BANC OF AMERICA CAPITAL INVESTORS, L.P.

By:	Banc of America Capital Management, L.P., its general partner

By:	BACM I GP, LLC, its General Partner

By:	/s/ Robert L. Edwards, Jr.
Name:	Robert L. Edwards, Jr.
Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

TD HOLDING CORPORATION

		By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

ML TD HOLDINGS, LLC

By:	Merrill Lynch Investment Managers, L.P., its Manager

By:	/s/ Michael Cerminaro
Name:	Michael Cerminaro
Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

TD HOLDING CORPORATION

		By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

NEW YORK STATE RETIREMENT CO-INVESTMENT FUND L.P.

By:	PCG NYS Investments LLC, its General Partner

By:	Pacific Corporate Group LLC, its Managing Member

By:	/s/ Philip Posner
Name:	Philip Posner
Title:	Treasurer

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

TD HOLDING CORPORATION

			By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

ABBOTT CAPITAL PRIVATE EQUITY FUND III, L.P.

By:	Abbott Capital Management, LLC, its Investment Manager

By:	/s/ Raymond L. Held
	Name:	Raymond L. Held
	Title:	Managing Director

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

TD HOLDING CORPORATION

		By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Holly Holtz
Name: Holly Holtz
Title: Director

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

TD HOLDING CORPORATION

	By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Michael Graff
Michael Graff

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

BNY PARTNERS FUND II, L.L.C.

By:	BNY Private Investment Management, Inc., its Member Manager

By:	/s/ Burton M. Siegel
	Name:	Burton M. Siegel
	Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

MANAGEMENT STOCKHOLDERS:

/s/ W. Nicholas Howley
W. Nicholas Howley

/s/ Gregory Rufus
Gregory Rufus

/s/ Douglas Peacock
Douglas Peacock

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Ray Laubenthal
Ray Laubenthal

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ James Riley
James Riley

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ James Skulina
James Skulina

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Rose DiFranco
Rose DiFranco

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Roger Jones
Roger Jones

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Robert Henderson
Robert Henderson

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Hosrow Bordbar
Hosrow Bordbar

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Peter Palmer
Peter Palmer

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Fred Ching
Fred Ching

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Cindy Terakawa
Cindy Terakawa

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ John Leary
John Leary

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Kevin McHenry
Kevin McHenry

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Joel Reiss
Joel Reiss

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Thomas Sievers
Thomas Sievers

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Vicki Saugstad
Vicki Saugstad

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Todd Littleton
Todd Littleton

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Bernie Iversen
Bernie Iversen

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ James Liddle
James Liddle

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Jeffrey Falkenberry
Jeffrey Falkenberry

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Albert J. Rodriguez
Albert J. Rodriguez

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Sergio Rodriguez
Sergio Rodriguez

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Gary McMurtrey
Gary McMurtrey

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Gary McMurtrey
Chuck Burger

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Gary McMurtrey
J. Glyn Vorderkunz

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

BRATENAHL INVESTMENTS, LTD.

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley

Schedule I

Institutional Investors

Investor Name and Address

Warburg Pincus Private Equity VIII, L.P.
c/o Warburg Pincus LLC
466 Lexington Avenue
New York, NY 10017
Facsimile: (212) 878-9100

Attention: Kewsong Lee
David Barr

TD Co-Investors, LLC
Warburg Pincus Private Equity VIII, L.P.
c/o Warburg Pincus LLC
466 Lexington Avenue
New York, NY 10017
Facsimile: (212) 878-9100

Attention: Kewsong Lee
David Barr

SSB Capital Partners (Master Fund) I, LP

388 Greenwich St., 32nd

Floor, New York, NY 10013
Facsimile No.: (212) 816-0229
Attn:  Blair Jacobson

CGI Private Equity L.P., LLC

388 Greenwich St., 32nd

Floor, New York, NY 10013
Facsimile No.: (212) 816-0229
Attn:  Blair Jacobson

A.S.F. Co-Investment Partners II, L.P.

A.S.F. Co-Investment Partners II, L.P.

c/o Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, CT  06920

Attention: Hugh Perloff

Banc of America Capital Investors, L.P.

100 North Tryon Street, 25th Floor

Banc of America Capital Investors

Charlotte, NC 28255

Facsimile No.: (704) 386-6432

Attention: Robert L. Edwards

ML TD Holdings, LLC
c/o Merrill Lynch Investment Managers
800 Scudders Mill Road
Plainsboro, NJ 08536
Attention: Lynn Baranski

New York State Retirement Co-Investment Fund L.P.

c/o Pacific Corporate Group LLC

1200 Prospect Street, Suite 200

La Jolla, CA 92037

Abbott Capital Private Equity Fund II, L.P.

1211 Avenue of the Americas, Suite 4300

New York, NY 10036

Attention: Mr. Raymond L. Held

Facsimile No.:  (212) 757-0835

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017-3206

Attention: Holly Holtz and Nancy DeBuccio, Securities Division - Private Equity Funds

Facsimile No.: (212) 907-2454

Michael Graff

27 East 62nd Street, Apt. 7AB
New York, NY 10021

BNY Partners Fund II, L.L.C.

The Bank of New York

1290 Avenue of the Americas, 5th Floor

New York, NY 10104

Attention: Burton M. Siegel

with a copy to:

The Bank of New York

75 Park Place, 10th Floor

New York, NY 10286

Facsimile: (212) 298-1185

Attention: Nancy Corry

Schedule II

Management Investors

Management Investor Name and Address

Douglas W. Peacock
10901 Burnt Mill Rd., #2104
Jacksonville, FL  32256

W. Nicholas Howley
10494 Lakeshore Blvd.
Bratenahl, OH  44108-1063

Bratenahl Investments, Ltd.
c/o W. Nicholas Howley
10474 Lakeshore Blvd.
Bratenahl, OH 44108-1063

Gregory Rufus
32346 Brandon Place
Avon Lake, OH  44012

Ray Laubenthal
9110 Oakstone Trail
Chardon Township, OH  44024

James Riley
2086 Baxterly Avenue
Lakewood, OH  44107

Rose DiFranco
5928 Blakely
Highland Heights, OH  44143

James Skulina
7736 Ellington Place
Mentor, OH  44060

Roger Jones
34950 Ada Drive
Solon, OH  44139

Robert Henderson
1645 Alamitas Ave.
Monrovia, CA  91016

Hosrow Bordbar
26871 Preciados Dr
Mission Viejo, CA  92691

Fred Ching
3932 Skycrest Drive
Pasadena, CA  91107

Peter Palmer
1717 Camden Ave
South Pasadena, CA  91030

Cindy Terakawa
629 Pencin Drive
Whittier, CA  90601

John Leary
27830 Elk Mt. Drive
Yorba Linda, CA  92887

Kevin McHenry
27532 Caesars Place
Laguna Niguel, CA  92677

Joel Reiss
1206 Stephanie Drive
Corona, CA  92882

Vicki Saugstad
4209 Vermont Street
Long Beach, CA  90814

Tom Sievers
29632 Novacella
Laguna Niguel, CA  92677

Todd Littleton
206 East Crest Drive
Simpsonville, SC  29681

Jeffrey Faulkenberry
420 Phillips Lane
Greer, SC  29650

Bernie Iversen
113 Greenleaf
Easley, SC  29642

James Liddle
1520 Old Mill Road
Easley, SC  29642

Albert J. Rodriguez
114 Greentree
Crawford, TX 76638

Sergio Rodriguez
115 Whistling Wind Trail
McGregor, TX 76657

Chuck Burger
300 Telluride
Waco, TX 76712

J. Glyn Vorderkunz
510 Kiowa Lane
Waco, TX 76706

Gary McMurtrey
925 Austin Hines Drive
China Springs TX  76633